                                                                   EXHIBIT 99.2

Second Quarter 2002 Performance Report                                   Page 1
--------------------------------------------------------------------------------
First Security Group, Inc.              Contact: William L. (Chip) Lusk, Jr.
August 9, 2002                                   Executive Vice President & CFO
                                                 (423) 308-2070

For the second quarter of 2002, First Security Group (FSG) earned $779 thousand versus a loss of $51 thousand for the same period in 2001. For the six months ended June 30, 2002, FSG earned $1.6 million compared to $42 thousand in prior year. The following table summarizes components of income and expense for the past six quarters.

                                              First       Second         Third         Fourth        First       Second
                                             Quarter      Quarter        Quarter       Quarter      Quarter      Quarter
                                               2001         2001           2001          2001         2002         2002
                                                               (in thousands, except per share data)

         Interest income                      $4,376       $ 4,973        $ 5,649        $5,795       $5,787       $6,024
         Interest expense                      2,183         2,460          2,703         2,437        2,052        1,970
                                              ---------------------------------------------------------------------------
           Net interest income                 2,193         2,513          2,946         3,358        3,735        4,054
         Provision for loan losses               278           703            843           672          110          139
                                              ---------------------------------------------------------------------------
           Net interest income after
             provision for loan losses         1,915         1,810          2,103         2,686        3,625        3,915
         Noninterest income                      499           570            676           998          847          903
         Noninterest expense                   2,256         2,459          2,957         3,332        3,169        3,565
                                              ---------------------------------------------------------------------------
           Income (loss) before income
             tax provision (benefit)             158           (79)          (178)          352        1,303        1,253
         Income tax provision (benefit)           65           (28)           (63)          261          497          474
                                              ---------------------------------------------------------------------------
           Net income (loss)                  $   93       $   (51)       $  (115)       $   91       $  806       $  779
                                              ===========================================================================

         Net income (loss) per share
          basic and diluted                   $ 0.02       $ (0.01)       $ (0.03)       $ 0.02       $ 0.16       $ 0.13

         Shares outstanding
           basic                               4,106         4,108          4,289         4,900        5,010        5,975
           diluted                             4,106         4,108          4,601         5,018        5,092        6,057

The following graph depicts FSG's growth in loans, deposits, and assets from inception to date. Total assets increased approximately $296 million or 291% from September 1999 to June 2002.

[GRAPH]

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Second Quarter 2002 Performance Report                                   Page 2
--------------------------------------------------------------------------------

The following table shows the average balance sheet for the second quarter of 2001 and 2002, as well as related interest income and interest expense. In addition, the table provides the tax equivalent yields earned on assets and rates paid on liabilities. From quarter to quarter, net yield on earning assets increased 25 basis points or 0.25%.

Average Consolidated Balance Sheets and Net Interest Analysis
For the Three Months Ended June 30
Fully tax-equivalent basis
 (all dollar amounts in thousands)
                                                        ------------------------------------  -----------------------------------
                                                                     2001                                 2002
                                                        ------------------------------------  -----------------------------------
                                                        Average      Income/         Yield/   Average     Income/          Yield/
                                                        Balance      Expense          Rate    Balance     Expense           Rate
                                                        ------------------------------------  -----------------------------------
         Assets
         Earning assets:
         Loans, net of unearned income                  $ 205,476    $ 4,563          8.91%   $ 293,272     5,455           7.46%

         Investment securities                             23,055        370          6.44%      41,693       476           4.73%

         Other earning assets                               3,059         40          5.24%      19,769        93           1.89%
                                                        ------------------------------------   ----------------------------------
            Total earning assets                          231,590      4,973          8.61%     354,734     6,024           6.83%

         Allowance for loan losses                         (2,420)                               (3,912)

         Intangible asset                                   6,498                                 6,192

         Cash & due from                                    9,270                                 12,74

         Premises & equipment                               7,768                                 9,885

         Other assets                                       2,016                                 3,391
                                                        ---------                             ---------
                      TOTAL ASSETS                      $ 254,722                             $ 383,037
                                                        =========                             =========

         Liabilities and Shareholders' Equity

         Interest bearing liabilities:

         NOW accounts                                   $  16,380         80          1.96%   $  22,790        64           1.13%

         Money market accounts                             26,525        279          4.22%      62,243       335           2.16%

         Savings deposits                                   7,138         53          2.98%      10,115        33           1.31%

         Time deposits < $100                              81,868      1,253          6.14%      96,758       837           3.47%

         Time deposits > $100                              44,628        683          6.14%      63,768       593           3.73%

         Federal funds purchased                            2,147         21          3.92%          --        --           0.00%

         Repurchase agreements                              6,409         63          3.94%      11,717        43           1.47%

         Other borrowings                                   1,879         28          6.00%       6,000        65           4.35%
                                                        ------------------------------------   ----------------------------------
            Total interest bearing liabilities            186,974      2,460          5.28%     273,391     1,970           2.89%
                                                                     -----------------------               ----------------------
             Net interest spread                                       2,513   $      3.33%                $4,054           3.94%
                                                                     =======================              -======================
         Noninterest bearing demand deposits               34,647                                57,968

         Accrued expenses and other liabilities             2,135                                 3,018

         Shareholders' equity                              30,754                                48,424

         Unrealized gain/loss inv sec                         212                                   236

           TOTAL LIABILITIES AND
                                                        ---------                             ---------
            SHAREHOLDERS' EQUITY                         $254,722                             $ 383,037
                                                        =========                             =========

         Impact of non-interest bearing
         sources and other changes in
         balance sheet composition                                     1.02%                                                0.66%
                                                                       -----                                                -----

         Net yield on earning assets                                   4.35%                                                4.60%
                                                                       =====                                                =====

Second Quarter 2002 Performance Report                                   Page 3
--------------------------------------------------------------------------------

The following table shows the average balance sheet for the six months ended June 30, 2001 and 2002, as well as related interest income and interest expense. In addition, the table provides the tax equivalent yields earned on assets and rates paid on liabilities. From year to year, average assets increased by 60%.

Average Consolidated Balance Sheets and Net Interest Analysis
For the Six Months Ended June 30
Fully tax-equivalent basis
  (all dollar amounts in thousands)
                                                    -----------------------------------   --------------------------------------
                                                                     2001                                 2002
                                                    -----------------------------------   --------------------------------------
                                                    Average       Income/       Yield/     Average         Income/        Yield/
                                                    Balance       Expense        Rate      Balance         Expense         Rate
                                                   ------------------------------------   --------------------------------------
Assets
Earning assets:
Loans, net of unearned income                      $ 185,078       $8,392        9.14%      $ 292,276       $10,784        7.44%

Investment securities                                 21,969          752        6.90%         39,583           922        4.80%

Other earning assets                                   7,574          205        5.46%         11,857           105        1.79%
                                                   ------------------------------------   --------------------------------------
  Total earning assets                               214,621        9,349        8.78%        343,716        11,811        6.94%

Allowance for loan losses                             (2,220)                                  (3,896)

Intangible asset                                       6,558                                    6,192

Cash & due from                                        8,432                                   11,925

Premises & equipment                                   7,509                                    9,855

Other assets                                           1,760                                    3,331
                                                   ---------                              -----------
            TOTAL ASSETS                           $ 236,660                                $ 371,123
                                                   =========                              ===========

Liabilities and Shareholders' Equity

Interest bearing liabilities:

NOW accounts                                       $  15,966          160        2.02%      $  23,029       $   113        0.99%

Money market accounts                                 22,215          473        4.29%         58,515           625        2.15%

Savings deposits                                       6,699          100        3.01%          9,739            63        1.30%

Time deposits < $100                                  77,940        2,449        6.34%         96,582         1,746        3.65%

Time deposits > $100                                  40,695        1,294        6.41%         63,600         1,237        3.92%

Federal funds purchased                                1,075           21        3.94%          2,746            26        1.91%

Repurchase agreements                                  5,762          118        4.13%         11,085            89        1.62%

Other borrowings                                         945           28        6.00%          5,594           123        4.43%
                                                   ------------------------------------   --------------------------------------
  Total interest bearing liabilities                 171,297        4,643        5.47%        270,890         4,022        2.99%
                                                                   --------------------                     --------------------
Net interest spread                                                $4,706        3.31%                      $ 7,789        3.95%
                                                                   ======                                   =======
Noninterest bearing demand deposits                   32,555                                   52,951

Accrued expenses and other liabilities                 1,916                                    2,900

Shareholders' equity                                  30,703                                   44,109

  Unrealized gain/loss inv sec                           189                                      273
                                                   ---------                              -----------
       TOTAL LIABILITIES AND
         SHAREHOLDERS' EQUITY                      $ 236,660                              $   371,123
                                                   =========                              ===========

Impact of non-interest bearing
  sources and other changes in
  balance sheet composition                                                      1.12%                                     0.63%
                                                                               -------                                  --------

Net yield on earning assets                                                      4.43%                                     4.58%
                                                                               =======                                  ========